UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2023

DYNAMIC SHARES TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-40369	32-6540728
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Dynamic Shares LLC

401 W. Superior St., Suite 300

Chicago, IL 60654
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 312-216-2890

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dynamic Short Short-Term Volatility Futures ETF	WEIX	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On March 7, 2023, BBD, LLP, the Registrant’s independent registered public accounting firm, merged with Cohen & Co, Ltd. As a result of the merger, BBD, LLP has resigned as the independent registered public accounting firm for the Registrant. The Sponsor of the Fund appointed Cohen & Co, Ltd. as the independent registered public accounting firm on March 7, 2023.

BBD, LLP’s reports on the Fund’s financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal year ended December 31, 2022, there were no disagreements with BBD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BBD, LLP’s satisfaction, would have caused them to make reference to the subject in connection with their report on the Fund’s financial statements for the year; and there were no reportable events as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

The Fund has provided BBD, LLP with a copy of the foregoing disclosures and has requested that BBD, LLP review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of BBD, LLP’s letter to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BBD, LLP dated March 10, 2023 concerning change in registrant’s certifying accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2023

DYNAMIC SHARES TRUST

By:	/s/ Weixuan Zhang
Weixuan Zhang
Principal Executive Officer